SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

 Filed by the registrant  |X|

 Filed by a party other than the registrant |_|

 Check the appropriate box:

 |_|   Preliminary proxy statement      |_|   Confidential, for Use of the
                                              Commission Only

 |X|   Definitive proxy statement             (as permitted by Rule 14a-6(e)(2))

 |_|   Definitive additional materials

 |_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               DRIVERSHIELD CORP.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No Fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing party:

(4)   Date filed:

                               DRIVERSHIELD CORP.
                            12514 West Atlantic Blvd
                          Coral Springs, Florida 33071
                                November 19, 2002

Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of DriverShield Corp. to be held at 10:30 A.M. Florida time on December 19, 2002, at the Coral Springs Marriott Hotel, Golf Club and Convention Center, 11775 Heron Bay Boulevard, Coral Springs, FL 33076

      At the annual meeting, our shareholders will be voting on proposals to do the following:

  o to approve our amending our certificate of incorporation to change our name to "Accessity Corp.";

  o to elect Barry J. Spiegel, Kenneth J. Friedman and Bruce S. Udell as members of our board of directors;

  o to ratify our board of directors' selection of Nussbaum Yates & Wolpow, P.C. to audit our financial statements for the fiscal year ending December 31, 2002; and

  o to transact such other business as may properly come before the annual meeting and any one or more adjournments thereof.

      These proposals are more fully described in the enclosed proxy statement. Our board of directors unanimously recommends that you vote in favor of each of them.

      To ensure that you are represented at the annual meeting, whether or not you plan to attend, please read carefully the enclosed proxy statement, which describes the matters to be voted upon, and complete, sign, date the enclosed proxy card and return it as soon as possible in the accompanying postage-prepaid return envelope. If you receive more than one proxy card because your shares are registered in different names or with addresses, please return each of them to ensure that all your shares are voted. If you hold your shares in street name and decide to attend the annual meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of DriverShield shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote by ballot will be counted. Your prompt return of your proxy card will assist us in preparing for the annual meeting.

                                             By Order of the Board of Directors,


                                             Barry Siegel
                                             Chief Executive Officer
                                             Coral Springs, Florida

                               DRIVERSHIELD CORP.
                            12514 West Atlantic Blvd
                          Coral Springs, Florida 33071


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 19, 2002


General Information for Shareholders

      We are soliciting proxies on behalf of the board of directors of DriverShield Corp., a New York corporation, for use at the annual meeting of shareholders to be held at 10:30 A.M. Florida time on December 19, 2002, at the Coral Springs Marriott Hotel, Golf Club and Convention Center, 11775 Heron Bay Boulevard, Coral Springs, FL 33076 and at any adjournment. This proxy statement is being first sent to our shareholders on or about November 25, 2002.

Record Date and Voting

      The proposals to be voted on at the annual meeting are described in detail in this proxy statement. Shareholders of record at the close of business on November 19, 2002, are entitled to notice of, and to vote at, the annual meeting. At the close of business on that date, there were outstanding and entitled to vote 10,796,988 shares of our common stock. Each holder of common stock is entitled to one vote for each share of common stock held by that shareholder on the record date.

      If a choice as to the matters coming before the annual meeting has been specified by a shareholder on a returned proxy card, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the proposals described in the notice of annual meeting sent to shareholders and in this proxy statement.

      Abstentions and broker non-votes (that is, shares voted by means of a proxy card submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum at the annual meeting. For purposes of determining whether a majority of votes present at the annual meeting have approved a given proposal, abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted.

      To ensure that your shares are voted at the annual meeting, please complete, date, and sign the enclosed proxy card and return it as soon as possible in the accompanying postage-prepaid return envelope.

Revocability of Proxies

Any shareholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised. A shareholder may revoke a proxy either by filing with our corporate secretary at our principal executive offices at 12514 West Atlantic Blvd, Coral Springs, Florida 33071, a duly executed proxy card bearing a later date or by attending the annual meeting and voting that shareholder's shares in person. Persons who hold shares of our common stock in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with our corporate secretary at our principal executive offices or by attending the annual meeting and voting that ballot in person.

Solicitation

      We will pay all expenses related to soliciting proxies in connection with the annual meeting, including the cost of preparing, assembling, printing, and mailing all materials being sent to our shareholders. We will furnish copies of those materials to any brokerage house, fiduciary, or custodian holding in its name shares that are beneficially owned by others so that they may forward those materials to the beneficial owners. To ensure that a quorum is present in person or by proxy at the annual meeting, it may be necessary for certain of our officers, directors, employees, or other agents to solicit proxies by telephone, facsimile, or other means. Currently we do not intend to solicit proxies other than by mail.

Shareholder Proposals

      If you wish to present a shareholder proposal at the next meeting of shareholders that we hold after the meeting to be held on December 19, 2002, you must send us that proposal by October 18, 2003. If, however, the date of the next annual meeting is changed by more than 30 days from December 19, 2003, then the deadline is a reasonable time before we begin to print and mail our proxy materials.

Additional Materials

      We are mailing with this proxy statement a copy of our 2001 Annual Report. These documents are incorporated in, and constitute a part of this proxy statement.

Other Matters

      Other than the proposals described in this proxy statement, we know of no matters that will be presented for consideration at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote as our board of directors recommends the shares they represent by signing and returning the enclosed proxy card, you are granting the named persons discretionary authority with respect to such other matters.

                PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

                                   Proposal 1

           FILING OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     TO CHANGE OUR NAME TO "ACCESSITY CORP."

      On October 30, 2002, our board of directors authorized, subject to approval by our shareholders, amending our certificate of incorporation to change our name to "Accessity Corp." This change will be reflected in an amendment to Article First of the certificate of incorporation

Name Change

      The aim of this name change is to make our name more unique with no connotations to any one business and unrelated to motor vehicle services. Shareholders will not be required to submit their stock certificates for exchange. Following effectiveness of the name change, all new stock certificates that we issue will be overprinted with our new name.

Vote Required

      The affirmative vote of a majority of all shares outstanding on the record date is required to approve this proposal.

      Our board of directors recommends that you vote FOR filing an amendment to the certificate of incorporation in order to change our name.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

Nominees for Election

      Our bylaws provide that our board of directors must be divided into three classes as nearly equal in size as possible, with the term of office of one class expiring each year. Accordingly, in any given year only those directors belonging to one class may be changed and it would take elections in three consecutive years to change the entire board of directors. At the upcoming annual meeting, two Class II directors will be elected to serve a three-year term (until the third succeeding annual meeting, in 2005) and until their respective successors are duly elected and qualified. Additionally, a new Class III director was recently elected by the Board of Directors to fill a vacancy on the Board, and this individual is standing for election at this meeting. Class III directors' terms expire in 2004. Unless authority to vote for the election of directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below.

      While our bylaws provide for a seven-person board of directors, upon election of Bruce S. Udell our board of directors will have five members. Our board has determined that it is in our best interest that at this time no additional directors be nominated to fill the remaining two vacancies, as retaining these vacancies will give our board greater flexibility to seek and appoint one or two appropriate directors in the future.

      Barry J. Spiegel, Kenneth J. Friedman and Bruce S. Udell will be elected to our board of directors if the number of votes cast at the annual meeting in favor of their respective election exceeds the number of votes cast to withhold authority in connection with their respective election.

Information Concerning Directors and Officers

      You will find below background information with respect to the nominee for election and the directors whose terms of office will continue after the upcoming annual meeting. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding their holdings of our common stock.

Nominee for Director Whose Terms Expire in 2005  (Class II)

      Barry J. Spiegel, 53, has served as president of our Affinity Services Division since September 1996. He served as president of American International Insurance Associates, Inc. from January 1996 through August 1996. For more than five years prior to August 1996, Mr. Spiegel served as senior vice president at American Bankers Insurance Group, Inc.

      Kenneth J. Friedman, 49, has served as one of our directors since October 1998. Mr. Friedman has for more than five years served as president of the Primary Group, Inc., an executive search and consulting firm.

Nominee for Director Whose Term Expires in 2004 (Class III)

      Bruce S. Udell, 51, was first elected by our Board of Directors to be a member of the Board of Directors in September 2002. Since 1976, Mr. Udell has served as President and Chief Executive Officer of Udell Associates, a financial planning firm specializing in life insurance and estate planning. Additionally, since 1998, he has served as President of Asset Management Partners, a registered investment advisor.

       Our board of directors recommends that you vote FOR election of the nominees named above.

Director Whose Terms Expire in 2003  (Class I)

      Barry Siegel, 51, has served as one of our directors and our secretary since we were incorporated. He has served as our treasurer since January 1998 and as our chief executive officer and chairman of the board since November 1997. Previously, he served as our chairman of the board, co-chief executive officer, treasurer, and secretary from August 1997 through November 1997. From October 1987 through August 1997, he served as our co-chairman of the board, co-chief executive officer, treasurer, and secretary.

Director Whose Term Expires in 2004  (Class III)

      John M. McIntyre, 47, was elected our President on July 15, 2002 and was elected to our board of directors on December 4, 2001. He has spent the last 20 years working in the auto repair industry. In 1981, he founded Apple Auto Body Incorporated, a privately held, multiple-location group of auto repair shops based in Massachusetts, and since 1981 has acted as its president. In 1989 he founded Trust Group Inc., a privately held property and casualty insurer based in Massachusetts. Since 2000, Mr. McIntyre has also been a member of Barefoot Properties of Hilton Head, LLC, a rental-property broker based in Hilton Head, South Carolina. Since 1977, he has also served as a financial consultant to TeleSouth a division of RHS Communications. Mr. McIntyre holds a Bachelor of Science in Public Administration From Bentley College, Waltham, MA.

Relationships

      There are no family relationships among the executive officers or directors of DriverShield, except that Lisa Siegel, who previously served as our vice-president-administration, is the wife of Barry Siegel, our chief executive officer and chairman of the board.

Board of Directors and Committees

      Our board of directors serves as the representative of our shareholders. The board establishes broad corporate policies and oversees our overall performance. The board is not, however, involved in day-to-day operating details. Members of the board are kept informed of our business activities through discussion with the chief executive officer, by reviewing analyses and reports sent to them by management, and by participating in board meetings.

      During 2001, our board held five meetings attended by members of the board either in person or via telephone, and on three occasions approved resolutions by unanimous written consent in lieu of a meeting.

      Our board currently has one standing committee, the Audit Committee. The members of the Audit Committee in 2001 were Kenneth J. Friedman, R. Frank Mena, and Barry J. Spiegel. Neither Mr. Friedman nor Mr. Mena is currently an officer of DriverShield or any of its subsidiaries, and both are "independent" under the Nasdaq listing requirements as currently in effect. The Audit Committee did not meet in 2001. Presently, the members of the Audit Committee are Kenneth J. Friedman, Bruce S. Udell and Barry J. Spiegel.

      The Audit Committee operates pursuant to a charter approved by our board of directors.

Audit Committee Report

      In fulfilling its oversight duties, the Audit Committee reviewed and discussed with management and our independent auditors, Nussbaum Yates & Wolpow, P.C., our audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee also discussed with our auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). These matters include the independent auditors' judgments as to the quality, not just the acceptability, of our accounting principles, as well as such other matters as our auditors are required to discuss with the Audit Committee under generally accepted auditing standards. The Audit Committee received the written disclosures and letter from our auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with our auditors their independence.

      Nussbaum Yates & Wolpow, P.C. billed us an aggregate of $29,000 in fees for professional services rendered for the audit of our annual financial statements for fiscal year 2001, $27,765 in fees for professional services rendered for reviews of the financial statements included in our Forms 10-QSB for 2001 and $10,676 in fees for professional services rendered regarding other matters.

      Based upon the above review and discussions with management and our independent auditors, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the SEC. The Audit Committee and our board of directors have also recommended, subject to shareholder ratification, selection of Nussbaum Yates & Wolpow, P.C. as our independent auditors for fiscal year 2002 (see Proposal 3).

                                                     Respectfully submitted,

                                                     THE AUDIT COMMITTEE

                                                     Kenneth J. Friedman
                                                     Bruce S. Udell
                                                     Barry J. Spiegel

      The foregoing report of the Audit Committee may not be deemed incorporated by reference in any previous or future documents filed by us with the SEC under the Securities Act or the Securities Exchange Act, except to the extent we specifically incorporates it by reference in any such document.

Compensation of Directors

      We do not pay our directors for serving on our board of directors. However, under our 1995 Stock Incentive Plan we issue to each of our directors upon their initial election to the board, and on each anniversary thereafter as long as they serve, options to acquire 15,000 shares of our common stock. On February 4, 2002, the Company amended our 1995 Stock Incentive Plan whereby non-employee directors will receive a non-statutory stock option grant upon their initial election to the Board and upon each succeeding anniversary thereafter for as long as they serve, with the right to acquire up to 50,000 shares of our common stock for a term of each five years. The option will become exercisable in one third increments upon the one year anniversary of the initial grant date and each succeeding anniversary thereafter.

Other Executive Officers

      Gerald M. Zutler, 63, was appointed our president and chief operating officer in March 1998. His employment with the Company terminated in August 2002. Between 1997 and 1998, Mr. Zutler was a private consultant. From 1993 through 1996, Mr. Zutler was president of Lockheed Martin Canada.

      Philip B. Kart, 52, has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company since February 2002, and Chief Financial Officer since October 2000. From February 1998 through September 2000, he was vice president and chief financial officer of Forward Industries, Inc., a Nasdaq SmallCap listed company, and prior to that, from March 1993 to December 1997, chief financial officer of Ongard Systems, Inc. Mr. Kart has also held financial management positions with Agrigenetics Corporation and Union Carbide and was with the accounting firm PriceWaterhouseCoopers. Mr. Kart is a CPA.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      We are party to an employment agreement with Barry Siegel that commenced on January 1, 2002, and expires on December 31, 2004. Mr. Siegel's annual salary is $300,000, and he has been granted stock options, under the Company's 1995 Incentive Stock Option Plan ("the Plan"), providing the right to purchase 300,000 shares of the Company's common stock. His employment agreement provides that following a change of control (as defined in the agreement), we will be required to pay Mr. Siegel (1) a severance payment of 300% of his average annual salary for the past five years, less $100, (2) the cash value of his outstanding but unexercised stock options, and (3) other perquisites should he be terminated for various reasons specified in the agreement. The agreement specifies that in no event will any severance payments exceed the amount we may deduct under the provisions of the Internal Revenue Code. In recognition of the sale of the fleet services business, Mr. Siegel was also awarded a $250,000 bonus, which was paid in February 2002, and an additional grant of 250,000 options.

      We are party to an employment agreement with Gerald M. Zutler that commenced on January 1, 2002, and expires on December 31, 2004. Mr. Zutler's annual salary is $190,000, and he has been granted stock options, under the Company's 1995 Incentive Stock Option Plan ("the Plan"), providing the right to purchase 200,000 shares of the Company's common stock. His employment agreement contains a change in control provision that mirrors that in Mr. Siegel's employment agreement, except that the applicable percentage for severance payment purposes is 100%. Mr. Zutler also participates in our Corporate Compensation Program. Mr. Zutler's employment with the Company terminated in August 2002.

      We are party to an employment agreement with Barry J. Spiegel that commenced on January 1, 2002, and expires on December 31, 2004. Mr. Spiegel's annual salary is $175,000 per annum and he has been granted stock options, under the Company's 1995 Incentive Stock Option Plan ("the Plan"), providing the right to purchase 250,000 shares of the Company's common stock, and the applicable percentage for severance payment purposes is 100%. Mr. Spiegel also participates in our Corporate Compensation Program. His employment agreement provides that following a change in control (as defined in the agreement), all stock options previously granted to him will immediately become fully exercisable.

      We are party to an employment agreement with Philip B. Kart that commenced on January 1, 2002, and expires on December 31, 2003. Mr. Kart's annual salary is $155,000 per annum and he has been granted stock options, under the Company's 1995 Incentive Stock Option Plan ("the Plan"), providing the right to purchase 150,000 shares of the Company's common stock and the applicable percentage for severance payment purposes is 100%. Mr. Kart also participates in our Corporate Compensation Program. His employment agreement provides that following a change in control (as defined in the agreement), all stock options previously granted to him will immediately become fully exercisable.

      In early 1999, each of the above-mentioned executives voluntarily agreed to a reduction in his annual salary, with the other terms of his employment agreement remaining unaffected. Mr. Siegel's salary was reduced by $100,000, Mr. Zutler's by $15,000, and Mr. Spiegel's by $30,000. In consideration for these salary reductions, we granted Mr. Siegel, Mr. Zutler, and Mr. Spiegel options to purchase 100,000, 15,000, and 30,000 shares of our common stock, respectively. In 2000, the salaries of the above-mentioned executives were returned to their original levels.

      We are party to an employment agreement with John M. McIntyre that commenced on July 15, 2002, and expires on December 31, 2004. Mr. McIntyre's annual salary is $190,000, and he has been granted stock options, under the Company's 1995 Incentive Stock Option Plan ("the Plan"), providing the right to purchase 250,000 shares of the Company's common stock. His employment agreement contains a change in control provision that mirrors that in Mr. Siegel's employment agreement, except that the applicable percentage for severance payment purposes is 100%. Mr. McIntyre also participates in our Corporate Compensation Program.

Compliance With Section 16(a) of the Exchange Act

      Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and officers and persons who own more than 10% of any class of our equity securities to file with the SEC reports of their ownership of our securities and any changes in ownership. The SEC also requires us to identify in this proxy statement any person who failed to file any such report on a timely basis. Based on a review of copies of reports furnished to us and written representations that no reports were required, we believe that everyone subject to Section 16(a) filed the required reports on a timely basis.

Executive Compensation

Summary Compensation

      The following table summarizes the compensation we paid or compensation accrued for services rendered for the years ended December 31, 1999, 2000 and 2001, for our Chief Executive Officer and each of the other most highly compensated executive officers who earned more than $100,000 in salary (there were no bonus payments during these years) for the year ended December 31, 2001:

                           SUMMARY COMPENSATION TABLE

                                                              Salary                   Securities
                                                              --------
         Name and Position(s)                             Year            ($)             Underlying Options (#)
         --------------------                             ----            ---             ----------------------
Barry Siegel
     Chairman of the Board of Directors,                  2001          285,000                                 0
     Treasurer, Secretary and Chief Executive             2000          276,492                           200,000
     Officer                                              1999          215,385                         1,100,000

                                                          2001          149,525                                 0
Gerald Zutler                                             2000          145,540                           150,000
     President and Chief Operating Officer                1999          137,211                           415,000

                                                          2001          129,525                                 0
Barry J. Spiegel                                          2000          122,154                           150,000
     President, DriverShield ADS Corp.                    1999          104,249                           330,000

                                                          2001           139,093                                0
Philip B. Kart Senior Vice President, Treasurer           2000            32,000                          225,000
     and Chief Financial Officer                          1999                 0                                0

      Stock Options

      We did not make any awards of stock options during the last fiscal year to the executive officers named in the summary compensation table.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUE TABLE

                                                               Number of Securities              Value of Unexercised
                      Shares Acquired         Value           Underlying Unexercised                 In-the-Money
                            on              Realized          Options/SARs at FY-End            Options/SARs at FY-End
Name                  Exercise (#)            ($)           (Exercisable/Unexercisable)      (Exercisable/Unexercisable)
----                  ------------            ---           ---------------------------      ---------------------------
Barry Siegel              None                 0                    500,000/0                        $314,500/ 0
Gerald M. Zutler          None                 0                    565,000/0                        $304,150/ 0
Barry J. Spiegel          None                 0                    316,666/0                        $227,500/ 0
Philip B. Kart            None                 0                    91,667/133,333                   $87,054/126,666

Principal Shareholders

      The following tables provide information about the beneficial ownership of our common stock as of October 30, 2002. We have listed each person who beneficially owns more than 5% of our outstanding common stock, each of our directors and executive officers identified in the summary compensation table, and all directors and executive officers as a group. Unless otherwise indicated, each of the listed shareholders has sole voting and investment power with respect to the shares beneficially owned.

                        SECURITY OWNERSHIP OF MANAGEMENT

                        Name and Address                     Amount and            Percentage of
Title of Class         of Beneficial Owner           Nature of Beneficial Owner    Common Stock (1)
--------------         -------------------           --------------------------    ----------------
Common stock           Barry Siegel                           2,272,697                   20.0%
                       c/o DriverShield Corp.                  (2)(3)(4)
                       12514 West Atlantic Blvd
                       Coral Springs, Florida 33071

Common stock           Lisa Siegel                            2,272,697                   20.0%
                       c/o DriverShield Corp.                  (2)(3)(4)
                       12514 W. Atlantic Blvd
                       Coral Springs, FL 33071

Common stock           Gerald M. Zutler                         766,000 (5)                6.7%
                       c/o DriverShield Corp.
                       12514 W. Atlantic Blvd
                       Coral Springs, FL 33071

Common stock           Barry J. Spiegel                       1,747,627 (6)               15.7%
                       c/o DriverShield Corp.
                       12514 W. Atlantic Blvd
                       Coral Springs, FL 33071

Common stock           Philip B. Kart                            91,667 (7)                 .8%
                       c/o DriverShield Corp.
                       12514 W. Atlantic Blvd
                       Coral Springs, FL 33071

Common stock           Kenneth J. Friedman                      184,999 (8)                1.7%
                       c/o DriverShield Corp.
                       12514 W. Atlantic Blvd
                       Coral Springs, FL 33071

Common stock           John M. McIntyre                          41,500 (9)                 .4%
                       c/o DriverShield Corp.
                       12514 W. Atlantic Blvd
                       Coral Springs, FL 33071

Common Stock           Bruce S. Udell                            33,750                     .3%
                       c/o DriverShield Corp.
                       12514 W. Atlantic Blvd
                       Coral Springs, FL 33071

Common Stock           All directors & officers as            5,138,240                   41.2%
                       a group

(1)   The percentages have been calculated in accordance with Instruction 3 to
      Item 403 of Regulation S-B. Percentage of beneficial ownership is calculated assuming 10,796,988 shares of common stock were outstanding on October 30, 2002.

(2) Includes 3,334 shares held by Barry Siegel as custodian for two nephews and 67 shares held directly by Barry Siegel's wife, Lisa Siegel. Both Barry and Lisa Siegel disclaim beneficial ownership of shares held by the other.

(3) Includes options held by Barry Siegel to purchase 500,000 shares of common stock exercisable within 60 days of October 30, 2002.

(4) Includes options held by Lisa Siegel to purchase 68,334 shares of common stock exercisable within 60 days of October 30, 2002.

(5) Includes options to purchase 565,000 shares of common stock exercisable within 60 days of October 30, 2002.

(6) Includes options to purchase 316,666 shares of common stock exercisable within 60 days of October 30, 2002.

(7) Includes options to purchase 91,667 shares of common stock exercisable within 60 days of October 30, 2002.

(8) Includes options to purchase 60,000 shares of common stock exercisable within 60 days of October 30, 2002.

(9) Includes option to purchase 15,000 shares of common stock exercisable within 60 days of October 30, 2002.

                                   PROPOSAL 3

                            RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

      Our board has appointed the firm of Nussbaum Yates & Wolpow, P.C., independent certified public accountants, to audit our financial statements for the year ending December 31, 2002, and is asking the shareholders to ratify this appointment. Nussbaum Yates & Wolpow, P.C. has audited our financial statements for the past three fiscal years. Nussbaum Yates & Wolpow, P.C. has advised us that neither the firm nor any of its associates has any material relationship with DriverShield or any of its subsidiaries.

      If our shareholders fail to ratify appointment of Nussbaum Yates & Wolpow, P.C., the board will reconsider its selection. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the board believes that such a change would be in the best interests of DriverShield and its shareholders.

      No representative of Nussbaum Yates & Wolpow, P.C. will be present at the annual meeting.

      The affirmative vote of a majority of all shares present at the annual meeting, whether in person or by proxy, is required to approve this proposal.

Audit Fees

      Nussbaum Yates & Wolpow, P.C. billed us an aggregate of $29,000 in fees for professional services rendered for the audit of our annual financial statements for fiscal year 2001, $27,765 in fees for professional services rendered for reviews of the financial statements included in our Forms 10-QSB for 2001 and $10,676 in fees for professional services rendered regarding other matters.

         Our board of directors recommends that shareholders vote in favor of ratification of the selection of Nussbaum Yates & Wolpow, P.C. to serve as DriverShield's independent auditors for the year ended December 31, 2002.

                                  OTHER MATTERS

      We know of no other matters that will be presented for consideration at the annual meeting. If any other matters properly come before the annual meeting or any adjournment or postponement, it is the intention of the persons named in the enclosed form of proxy card to vote the shares they represent as the board may recommend.

                           FORWARD-LOOKING STATEMENTS

      Many statements made in this proxy statement are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 and are not based on historical facts. The words "expects," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. You should be aware that actual results may differ materially from our expressed expectations because of risks and uncertainties inherent in our business, particularly those risks identified in the "Forward-Looking Statements--Cautionary Factors" section of our Annual Report on Form 10-KSB for the year ended December 31, 2001, and you should not rely unduly on these forward looking statements.


                                             THE BOARD OF DIRECTORS

Dated: November 19, 2002

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                                   PROXY CARD

                               DRIVERSHIELD CORP.
                         ANNUAL MEETING OF SHAREHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

      The undersigned shareholder of DriverShield Corp. hereby (1) revokes all previous proxies that the undersigned has granted with respect to the undersigned's shares of DriverShield Corp. capital stock, (2) acknowledges receipt of the notice of annual meeting of shareholders to be held at 10:30 A.M. Florida time on December 19, 2002, at the Coral Springs Marriott Hotel, Golf Club and Convention Center, 11775 Heron Bay Boulevard, Coral Springs, FL 33076 and at any adjournments thereof, the related proxy statement and the 2001 Annual Report of DriverShield Corp., and (3) appoints each of Barry Siegel and Barry J. Spiegel and as proxies of the undersigned, with full power of substitution to vote all shares of common stock of DriverShield Corp. that the undersigned is entitled to vote at the annual meeting of shareholders. The shares represented by the proxy may only be voted on the following proposals in the manner specified below.

1. To approve our amending our certificate of incorporation to change our name to "Accessity Corp."

                  FOR |_|           AGAINST |_|               ABSTAIN |_|

2.    To elect Barry J. Spiegel as a member of our board of directors.

                  FOR |_|           TO WITHHOLD AUTHORITY |_|

         3. To elect Kenneth J. Friedman as a member of our board of directors.

                  FOR |_|           TO WITHHOLD AUTHORITY |_|

4.    To elect Bruce S. Udell as a member of our board of directors.

                  FOR |_|           TO WITHHOLD AUTHORITY |_|

5. To ratify our board of directors' selection of Nussbaum Yates & Wolpow, P.C. to audit our financial statements for the fiscal year ending December 31, 2002.

                  FOR |_|           AGAINST |_|               ABSTAIN |_|

6. To transact such other business as may properly come before the annual meeting and any one or more adjournments thereof.

      The board of directors recommends you vote FOR the above proposals.

      This proxy, when properly, executed will be voted in the manner directed above. In the absence of direction for the above proposals, this proxy will be voted FOR the proposals.

                         (Continued on the other side.)

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      PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

      Please print the shareholder name exactly as it appears on your stock certificate. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                             Dated:                   , 2002
                                                      --------------------------


                                             -----------------------------------
                                             (Print Name)


                                             -----------------------------------
                                             (Authorized Signature)